Exhibit 99.1
CA Technologies
Revised Operating Segment Information
(unaudited)
(dollars in millions)

	Q1 FY2013				Q2 FY2013
	Mainframe Solutions	Enterprise Solutions	Services	Total	Mainframe Solutions	Enterprise Solutions	Services	Total

Revenue	$628	$426	$91	$1,145	$619	$438	$95	$1,152
Expenses	261	357	87	705	250	409	89	748
Segment profit	$367	$69	$4	$440	$369	$29	$6	$404
Segment operating margin	58%	16%	4%	38%	60%	7%	6%	35%

Segment profit				$440				$404
Less:
Purchased software amortization				27				27
Other intangibles amortization				14				13
Software development costs capitalized				(36)				(42)
Internally developed software products amortization				37				40
Share-based compensation expense				23				21
Other (gains) expenses, net (1)				(6)				8
Interest expense, net				11				10
Income from continuing operations before income taxes				$370				$327

	Q3 FY2013
	Mainframe Solutions	Enterprise Solutions	Services	Total

Revenue	$622	$476	$97	$1,195
Expenses	253	425	93	771
Segment profit	$369	$51	$4	$424
Segment operating margin	59%	11%	4%	35%

Segment profit				$424
Less:
Purchased software amortization				26
Other intangibles amortization				14
Software development costs capitalized				(44)
Internally developed software products amortization				40
Share-based compensation expense				18
Other (gains) expenses, net (1)				—
Interest expense, net				12
Income from continuing operations before income taxes				$358

	Q4 FY2013				Full Year FY2013
	Mainframe Solutions	Enterprise Solutions	Services	Total	Mainframe Solutions	Enterprise Solutions	Services	Total

Revenue	$620	$432	$99	$1,151	$2,489	$1,772	$382	$4,643
Expenses	264	415	89	768	1,028	1,606	358	2,992
Segment profit	$356	$17	$10	$383	$1,461	$166	$24	$1,651
Segment operating margin	57%	4%	10%	33%	59%	9%	6%	36%

Segment profit				$383				$1,651
Less:
Purchased software amortization				83				163
Other intangibles amortization				13				54
Software development costs capitalized				(40)				(162)
Internally developed software products amortization				39				156
Share-based compensation expense				16				78
Other (gains) expenses, net (1)				(2)				—
Interest expense, net				11				44
Income from continuing operations before income taxes				$263				$1,318

	Q1 FY2012				Q2 FY2012
	Mainframe Solutions	Enterprise Solutions	Services	Total	Mainframe Solutions	Enterprise Solutions	Services	Total

Revenue	$646	$427	$90	$1,163	$655	$449	$96	$1,200
Expenses	282	398	88	768	314	428	92	834
Segment profit	$364	$29	$2	$395	$341	$21	$4	$366
Segment operating margin	56%	7%	2%	34%	52%	5%	4%	31%

Segment profit				$395				$366
Less:
Purchased software amortization				23				26
Other intangibles amortization				19				15
Software development costs capitalized				(49)				(41)
Internally developed software products amortization				27				29
Share-based compensation expense				25				16
Other (gains) expenses, net (1)				8				(12)
Interest expense, net				9				6
Income from continuing operations before income taxes				$333				$327

	Q3 FY2012
	Mainframe Solutions	Enterprise Solutions	Services	Total

Revenue	$682	$478	$103	$1,263
Expenses	279	426	92	797
Segment profit	$403	$52	$11	$466
Segment operating margin	59%	11%	11%	37%

Segment profit				$466
Less:
Purchased software amortization				27
Other intangibles amortization				16
Software development costs capitalized				(41)
Internally developed software products amortization				32
Share-based compensation expense				20
Other (gains) expenses, net (1)				(1)
Interest expense, net				9
Income from continuing operations before income taxes				$404

	Q4 FY2012				Full Year FY2012
	Mainframe Solutions	Enterprise Solutions	Services	Total	Mainframe Solutions	Enterprise Solutions	Services	Total

Revenue	$629	$466	$93	$1,188	$2,612	$1,820	$382	$4,814
Expenses	282	448	87	817	1,157	1,700	359	3,216
Segment profit	$347	$18	$6	$371	$1,455	$120	$23	$1,598
Segment operating margin	55%	4%	6%	31%	56%	7%	6%	33%

Segment profit				$371				$1,598
Less:
Purchased software amortization				27				103
Other intangibles amortization				15				65
Software development costs capitalized				(40)				(171)
Internally developed software products amortization				34				122
Share-based compensation expense				28				89
Other (gains) expenses, net (1)				6				1
Interest expense, net				11				35
Income from continuing operations before income taxes				$290				$1,354

	Q1 FY2011				Q2 FY2011
	Mainframe Solutions	Enterprise Solutions	Services	Total	Mainframe Solutions	Enterprise Solutions	Services	Total

Revenue	$615	$376	$78	$1,069	$615	$394	$79	$1,088
Expenses	284	366	74	724	267	364	77	708
Segment profit	$331	$10	$4	$345	$348	$30	$2	$380
Segment operating margin	54%	3%	5%	32%	57%	8%	3%	35%

Segment profit				$345				$380
Less:
Purchased software amortization				22				22
Other intangibles amortization				16				17
Software development costs capitalized				(42)				(29)
Internally developed software products amortization				23				25
Share-based compensation expense				19				21
Other (gains) expenses, net (1)				(14)				22
Interest expense, net				13				12
Income from continuing operations before income taxes				$308				$290

	Q3 FY2011
	Mainframe Solutions	Enterprise Solutions	Services	Total

Revenue	$628	$428	$88	$1,144
Expenses	291	402	79	772
Segment profit	$337	$26	$9	$372
Segment operating margin	54%	6%	10%	33%

Segment profit				$372
Less:
Purchased software amortization				23
Other intangibles amortization				18
Software development costs capitalized				(42)
Internally developed software products amortization				29
Share-based compensation expense				21
Other (gains) expenses, net (1)				(9)
Interest expense, net				10
Income from continuing operations before income taxes				$322

	Q4 FY2011				Full Year FY2011
	Mainframe Solutions	Enterprise Solutions	Services	Total	Mainframe Solutions	Enterprise Solutions	Services	Total

Revenue	$621	$425	$82	$1,128	$2,479	$1,623	$327	$4,429
Expenses	305	414	80	799	1,147	1,546	310	3,003
Segment profit	$316	$11	$2	$329	$1,332	$77	$17	$1,426
Segment operating margin	51%	3%	2%	29%	54%	5%	5%	32%

Segment profit				$329				$1,426
Less:
Purchased software amortization				21				88
Other intangibles amortization				22				73
Software development costs capitalized				(54)				(167)
Internally developed software products amortization				27				104
Share-based compensation expense				19				80
Other (gains) expenses, net (1)				(5)				(6)
Interest expense, net				10				45
Income from continuing operations before income taxes				$289				$1,209

(1) Other (gains) expenses, net includes restructuring cost associated with the Company's Fiscal 2007 plan, certain foreign exchange derivative gains and losses, and other miscellaneous costs.